CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING “CONFIDENTIAL TREATMENT REQUESTED”. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 19 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 19 (the “Amendment”) to Master Services Agreement is entered into July 1, 2013 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive Westlake Village, CA 91361.

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain services enabling the provision of additional capacity for European aeronautic services, which services are substantially similar to the services provided pursuant to the MSA, as previously amended; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the services herein described; the delivery dates for space segment and other services contained in this MSA will be as specified in Section 3 below.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.        BACKGROUND

HNS currently provides Equipment and Services to Customer which enables Customer to provide an Internet access services to passengers on commercial aircraft in Europe using the *** and *** Satellites (which airborne Internet access service is hereafter referred to as the “Aero-Service”). Customer now desires to:

•	Initiate Aero Services using the *** satellite on or about July 1, 2013,

•	Discontinue the use of the *** satellite on or about December 31, 2013,

•	Expand capacity on *** satellite prior to the discontinuing of *** service

This Amendment sets forth a description of the space segment to be provided by HNS to enable these Aero-Services, as well as certain other services to be provided by HNS which are required for these Services.

2.        TERM OF SERVICES UNDER THIS AMENDMENT

The term of the Services to be provided hereunder will continue through December 31, 2018.

3.    SATELLITE CAPACITY, RELATED SERVICES AND ASSOCIATED PRICING

*** Confidential treatment requested.

Customer will purchase and HNS will sell, certain satellite capacity and related services on the ***

Satellite through December 31, 2013. Customer must discontinue the use of this Satellite by a date not later than said date. A description of this capacity and these services is set forth in Subsection A above.
In addition, commencing on July 1, 2013, and continuing through December 31, 2018, Customer will also purchase and HNS will sell, certain satellite capacity and related services on the *** Satellite. Initially, these services will be provided through the use of an RFT and NOC located at Intelsat’s facility in Fuchsstadt, Germany. Later, by a date currently estimated to be in January 2014, services will be transitioned to a NOC and RFT located at HNS’ facility in Greisheim, Germany. A description of this capacity and services, as well as the prices therefor, is set forth in Subection B below. The pricing does not include any taxes or VAT or other fees, or any applicable shipping or customs duties that may apply. The *** capacity is sold “as is” and is not subject to any possible early termination, either for incompatibility with Customer’s application or otherwise.

A.	*** Capacity and Related Services:

Time Frame	Description	Price/Unit/Mo.	Total Price per month
Current through 12/31/13	*** MHz of capacity	***	***
Current through 12/31/13	NOC Operations and Maintenance	***	***
July 1, 2013 through December 31, 2013	Special Discount	***	***

B.	*** Capacity and Related Services

Time Frame	Description	Price/Unit/Mo.	Total Price per month
7/1/13 through 12/31/13*	*** MHz of outroute capacity	***	***
7/1/13 through 12/31/13*	*** MHz of inroute capacity	***	***
7/1/13 through 12/31/13	Special Discount for first six months	***	***
1/1/14 through 12/31/18	*** MHz of outroute capacity	***	***
1/1/14 through 12/31/18	*** MHz of inroute capacity	***	***
7/1/13 through date Greisheim RFT is activated	NOC Operations and Maintenance	***	***
Date of activation of Greisheim RFT through 12/31/18	NOC Operations and Maintenance per *** Outroute	***	***
7/1/13 through date Greisheim RFT is activated	Uplinking Charge for Outroute 1	***	***
7/1/2013	Setup Fee for Uplinking for Outroute 1	***	***

*** Confidential treatment requested.

Date of Activation of Outroute 2 through date Greisheim RFT is activated (applicable if Outroute 2 is activated before commissioning of Greisheim RFT)	Uplinking Charge for Outroute 2 (if applicable)	***	***
Date of Activation of Outroute 2 (applicable if Outroute 2 is activated before commissioning of Greisheim RFT)	Setup Fee for Uplinking for Outroute 2	***	***
Date of Activation of Greisheim RFT through 12/31/18	Uplinking Fee for Outroute 1	***	***
Date of Activation of Outroute 2 on Greisheim RFT through 12/31/18	Uplinking Fee for Outroute 2	***	***
Availability date of fiber backhaul through 12 months minimum	*** Mbps Backhaul Circuit	***	***
July 1, 2013	Backhaul setup fee	***	***
7/1/13 through date of availability of fiber backhaul	*** Mbps VPN Backhaul between Fuchsstadt and Greisheim	***	***
7/1/2013	Setup fee for VPN backhaul between Fuchsstadt and Greisheim	***	***
7/1/13 through date Greisheim RFT is activated	Co-location charge at Fuchsstadt	***	***
1/1/14 through 12/31/18	2013 Deferred Bandwidth Charge	***	***
1/1/14 through 12/31/18	Special Discount	***	***

C.	Ancillary Griesheim Services

a.	Rack Hosting Monthly Fee: ***

b.	*** Mbps Internet Access: ***

HNS also agrees that the incremental NOC Operations and Maintenance Charge when the number of outroutes exceeds three (3) will not exceed *** per month.

3.    OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

*** Confidential treatment requested.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC            Row 44, Inc.

By: /s/ Philip K. O’Brien                By: /s/ John LaValle

Title: VP Legal                        Title: CEO

Date:     6/26/13                        Date:    25 June ‘13_______________